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                                                                  EXHIBIT 99.418

                      OPTIMIZATION MODELS IN CALIFORNIA'S
                              RESTRUCTURED MARKETS

                                  Paul Gribik

                           Perot Systems Corporation




                              [PEROT SYSTEMS LOGO]                            1
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TOPICS

->       California Markets

[]       Coordination of Forward Energy and
         Transmission Markets

[]       Ancillary Service Markets


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CALIFORNIA MARKET STRUCTURE

[]       California has a mix of several interrelated markets:

         -        Markets are defined by the commodities traded

                    o   Energy

                    o   Transmission

                    o   Ancillary Services (Reserves and Regulation)

         -        Markets are defined by time-frame of the trade

                    o   Day-ahead

                    o   Hour-ahead

                    o   Real-time

                    o   Possibly month-ahead and week-ahead.

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ENERGY MARKETS

[] Structure allows multiple forward energy markets.

   - Bilateral Markets (Scheduling Coordinators -- SCs)

     o Marketers develop their own trading and pricing rules.

   - California Power Exchange (PX -- a particular SC)

     o Day-ahead and hour-ahead auctions with market clearing prices.

   - Futures Markets (e.g. PX Block Forward)

     o Arrange financial transactions between suppliers and consumers.

[] A single real-time (spot) energy market run by the Independent System
   Operator (ISO)

[] Producers and consumers can select the energy markets in which they wish to trade.

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TRANSMISSION MARKETS

[] ISO runs day-ahead and hour-ahead transmission markets via Congestion Management (CM)

     -    PX and other SCs bid for transmission access. process.

     - Real-time congestion management integrated in ISO's real-time energy market.

[]   ISO also auctions Firm Transmission Rights.

     - Financial rights to collect congestion revenues with FTRs auctioned yearly by ISO physical tie-breaker rights.

     -    FTRs auctioned yearly by ISO

     -    FTRs can be traded freely in multiple secondary markets.


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                  ANCILLARY SERVICE MARKETS

[]   ISO specifies A/S requirements by SC.

[]   ISO runs day-ahead and hour-ahead markets:

     -    Suppliers can bid to sell reserves or regulation capacity.

     -    SCs can purchase their requirements.

[]   SCs can also self-provide their A/S requirements.

     -    PX developing Block Forward A/S market.


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OPTIMIZATION & MARKET INTERACTIONS

[]   The separate markets interact.

     -    SCs buy transmission.

     -    Generation capacity can supply energy or several A/S.

[]   Several markets based on optimization models.

     -    ISO transmission markets.

     -    PX energy markets.

     -    ISO A/S markets.

[] Coordination of the markets depends upon modeling the interactions between markets in the optimization processes.


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TOPICS

[]   California Markets

->   Coordination of Forward Energy and Transmission Markets

[]   Ancillary Service Markets



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PX DAY-AHEAD ENERGY MARKET

[]   PX day-ahead energy market uses optimization.

     - Minimize cost of supplies minus value of demands scheduled in each hour.

     -    Schedule at intersection of supply and demand curves.


                                    [GRAPH]





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PX DAY-AHEAD ENERGY MARKET

[]PX runs energy auctions in each hour of the day:

  - Parties bid to sell energy

                PX
    [] Seller G   : (650 MWh @ $40/MWh)
               1

                PX
    [] Seller G   : (700 MWh @ $50/MWh)
               2

  - Parties bid to buy energy

              PX
    [] Buyer D  : (100 MWh @ $40/MWh)
              1

              PX
    [] Buyer D  : (600 MWh @ $70/MWh)
              2

[] Auction in one hour is independent of auctions in the other hours of the day.

  - Inter-temporal constriants not modeled.

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PX ENERGY MARKETS

                                   []   Supply & Demand curves intersect at
                                        (700 MWH, $40/MWh):

     [GRAPH]                           - [FORMULA OMITTED] schedules 650 MWh.
                                       - [FORMULA OMITTED] schedules 50 MWh.
                                       - [FORMULA OMITTED] schedules 100 MWh.
                                       - [FORMULA OMITTED] schedules 600 MWh.

                                   []   If there is no congestion, ISO will
                                        accept these schedules.

                                   []   What if there is transmission
                                        congestion?



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ISO DAY-AHEAD TRANSMISSION MARKET

[] SCs bid for the transmission they need for their energy schedule in each hour of the day.

[] ISO allocates transmission capacity to SCs so as to maximize the value of the available transmission.

     -   ISO allocates does not run a forward energy market.

         o ISO does not arrange trades between SCs beyond those that the SCs arrange themselves.

[]   CM process does not model inter-temporal constraints.

     - CM process in one hour is independent of CM process in other hours of the day.

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COORDINATING ENERGY AND TRANSMISSION

[] SCs develop preferred energy schedules and adjustment bids.

     - Supplies indicate how much more they would want to sell if price rises and how much less they would want to sell is price falls.

     - Demands do the same.

[] ISO uses adjustment bids to determine the value of transmission to an SC.

     - Cost to an SC of adjusting its schedule to alleviate congestion.


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TRANSMISSION OPTIMIZATION MODEL

[] Objective

     - Minimize total cost over all SCs.
          o Cost of supplies scheduled less value of demands scheduled ion the hour as measured by adjustment bids submitted by SCs.

[] Controls:

     - Supplies and demands of all SCs in the hour.

[] Constraints:

     - DC power flow model.

     - Path flow within limits.

     - Each resource scheduled within range bid.

     - Each SC's total supply equals its total demand.


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RESULTS

[] ISO clears its transmission forward market:

   - ISO allocates congested transmission to the SCs that place the highest value on the capacity.

[] ISO does not run a forward energy market.

   - The ISO does not arrange energy trades between SCs.

   - The SCs arrange their own voluntary trades.

[] Each SC's forward energy market is "cleared."

   - SC's scheduled supplies equal its scheduled demands.

   - Cost of SC's supplies minus value of SC's demands is minimized given the transmission capacity ISO allocated to SC.




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RESULTS

[]       SCs able to use locational marginal cost pricing.

         -        Locational marginal cots depend upon the SC.

         - Difference between marginal costs at two locations does NOT depend upon the SC.

[]       ISO uses marginal costs pricing for transmission.

         - Congestion charges depend upon the DIFFERENCE between a SC's locational marginal costs.

         - Congestion price for moving energy from one location to another is independent of the SC.


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RESULTS

[] Markets that use the resulting marginal costs to set energy prices are revenue neutral.

 - PX payments to suppliers plus PX congestion payments to ISO equal PX charges to demands.

 - ISO congestion charges to SCs equal ISO payments to transmission owners.




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TRANSMISSION AND ENERGY MARKETS

                                    [GRAPH]

- PX submits its Initial Preferred Schedule to ISO.

- SC2 also submits its Initial Preferred Schedule to ISO.

- The combined schedules violate the transmission constraint between A and B.


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ADJUSTMENT BIDS

                                    [GRAPH]

- PX can serve [FORMULA OMITTED] using either [FORMULA OMITTED] or [FORMULA OMITTED].

   Difference in cost is $10/MWh. This is the value of transmission to PX.

- SC2 can serve [FORMULA OMITTED] using [FORMULA OMITTED] or curtail [FORMULA OMITTED].

   Difference in cost is $15/MWh. This is the value of transmission to SC2.

                                                                              19

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ADJUSTMENT BIDS

                                    [GRAPH]

ISO first allocates transmission to SC2 since it values it the most:

     Value to PX is $10/MWh.

     Value to SC2 is $10/MWh.

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INTER-TEMPORAL EFFECTS

[]   CM does not model inter-temporal effects.

     - Does not model ramping constraints that limit the change in a resource's schedule from one hour to next.

[] SCs can submit adjustment bids that limit ability of CM to adjust schedules over several hours or risk final schedules that are not physically feasible.

     - CM does not capture effect on marginal costs of starting the ramp of resource early in day when its energy is not economical but will be needed to meet load later in day.

[]   Could model inter-temporal effects in CM.


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TRANSMISSION MODEL INCLUDING TIME

[]   Objective:

     -    Minimize total cost over all SCs and all hours of day.

[]   Controls:

     -    Supplies and demands of all SCs in each hour.

[]   Constraints:

     -    DC power flow model in each hour.

     -    Path flows within limits in each hour.

     -    Each resource scheduled within range bid in each hour.

     -    Each SC's supply equals its demand in each hour.

     - Change in each resource's schedule from one hour to next within ramping limits for the resource.

[PEROT SYSTEMS LOGO]                                                          22

TOPICS

[]   California Markets

[]   Coordination of Forward Energy and
     Transmission Markets

->   Ancillary Service Markets


[PEROTSYSTEMS LOGO]                                                          23

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ISO ANCILLARY SERVICE (A/S) AUCTIONS

[]   Five Ancillary Services in California structure:

     -  Regulation Up.

     -  Regulation Down.

     -  Spinning Reserves.

     -  Nonspinning Reserves.

     -  Replacement Reserves.

[]   ISO sets requirement for each Ancillary Service.

     -  Determines A/S self-provided by SCs that it can use.

     -  Runs auctions to acquire remaining A/S capacity.


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BIDS FOR ANCILLARY SERVICES

[]   Bid from a resource to supply Ancillary Services.

     -  Capacity for Regulation Down

     -  Capacity for Regulation Up

     -  Capacity for Regulation Up and Spinning Reserves

     -  Capacity for Reg Up, Spin, and Nonspinning Reserves

     -  Capacity for Reg Up, Spin, Nonspin, and Replacement reserves.

[]   Two part price bid for each Ancillary Service:

     -  Capacity Price ($/MW) and Energy Price ($/MWh).

        o  ISO uses capacity price in selecting resources to provide A/S.


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BIDS FOR ANCILLARY SERVICES

[] A MW of capacity from a single resource may be bid to provide several Ancillary Services.

     - Restricted by capability of resource.

[]   A Given MW can only be selected to provide one Ancillary Service.

     - A MW of capacity may bid to provide Spinning Reserves or Replacement Reserves.

     - The same MW cannot be selected to provide both Spinning Reserves and Replacement Reserves.


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ANCILLARY SERVICE OPTIMIZATION MODELS

[]   Original optimization process treated A/S markets sequentially.

     - Weakly modeled interaction of A/S markets.

[]   ISO improved modeling of interactions.

     - "Rational Buyer."

[] Possible to further improve model of interaction of A/S markets in optimization process.

     - Simultaneous auctions.

     - Integrate with Congestion Management.


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



RATIONAL BUYER APPROACH


[]   ISO may buy "higher quality" A/S to substitute for lower quality A/S.

     - Nonspinning reserves can be used for Replacement.

     - Spinning can be used for Nonspinning or Replacement.

     - Regulation Up can be used for Spinning, Nonspinning or Replacement Reserves.

     - Substitution allowed if it lowers total payment by ISO.

[] Rational Buyer Price (RBP) for an A/S is the price of the highest priced bid ISO accepts for that A/S.



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RATIONAL BUYER AUCTIONS

[]   Treat A/S from Reg Up through Replacement.


                                [FORMULA OMITTED]




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RATIONAL BUYER APPROACH

o Search over all sets of prices that the RBPs could potentially take [FORMULA OMITTED].

   - [FORMULA OMITTED] for Ancillary Service j must be a price in a bid to supply Ancillary Service j.

   - For a particular set of RBPs, buy capacity from each bid with price < or = RBP (with adjustments of quantities of RBP).

       o ISO must satisfy each requirement by Ancillary Service of the same or higher quality as the requirement.

o  Select RBPs to minimize ISO's total A/S payments.

   - Combinatorial search problem.

   - Time to solve could grow exponentially with size.

EXAMPLE WITH 2 ANCILLARY SERVICES


                                                                                  ISO          ISO
                              UNIT A       UNIT B       UNIT C       UNIT D       BUY          REQ.
                              -------     ---------    --------     -------      -----        -----
SPINNING RESERVE BIDS         70 MW @     40 MW @      No Offer     80 MW @                   75 MW
                              $1.0/MW     $1.1/MW                   $90/MW

REPLACE.                      70 MW        No Offer    100 MW       80 MW @                   125 MW
RESERVE BIDS                  $1.0/MW                  $2.5/MW      $90/MW

TOTAL CAPACITY                70 MW        40 MW       100 MW       80 MW



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EXAMPLE WITH 2 ANCILLARY SERVICES

[] Least cost procurement achieved with RBPs are set at:

[] RBPSpin = $1.10/MW and RBPRepl = $2.50/MW

                                                     ISO       ISO
          Unit A    Unit B     Unit C     Unit D     Buy       Req.
          ------    ------    --------    ------    ------    ------
SPINNING  70 MW     40 MW     No Offer    0 MW      110 MW    75 MW
RESERVES  @         @                     @
SELECTED  $1.0/MW   $1.1/MW               $90/MW

REPLACE.  0 MW      No Offer  90 MW       0 MW      90 MW     125 MW
RESERVES  @                   @           @
SELECTED  $1.0/MW             $2.5/MW     $90/MW

[] ISO pays a total of $346 for both A/S:

   - ISO pays $121 for 110 MW of Spin.

   - ISO pays $225 for 90 MW of Replacement.

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NOT REVENUE NEUTRAL

[] Payments to suppliers may be greater or less than charges to buyers.

   - In example:

     o ISO pays suppliers a total of $346 for both A/S:

          - ISO pays $121 for 110 MW of Spin.

          - ISO pays $225 for 90 MW of Replacement.

     o ISO charges demand a total of $405 for both A/S:

          - ISO charges $82.50 for 75 MW of Spin requirement.

          - ISO charges $312.50 for 125 MW of Replacement requirement.

[] ISO may need uplift or downlift.

   - In example, ISO has downlift of $59 that it refunds to SCs.

   - Demand and supply see different pricing signals.

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RBP MAY NOT BE MARGINAL COST

[] Increase ISO requirement for Spin by 1 MW.

[] ISO can substitute 1 MW less of Spin for Replacement.

                                                     ISO       ISO
          Unit A    Unit B     Unit C     Unit D     Buy       Req.
          ------    ------    --------    ------    ------    ------
SPINNING  70 MW     40 MW     No Offer    0 MW @    110 MW    76 MW
RESERVES  @         @                     $90/MW
SELECTED  $1.0/MW   $1.1/MW

REPLACE.  0 MW @    No Offer  91 MW       0 MW @    91 MW     125 MW
RESERVES  $1.0/MW             @           $90/MW
SELECTED                      $2.5/MW

   - Payments by ISO to providers of Ancillary Services increases $2.50.

   - Costs (as measured by bids) of providing A/S increases by $2.50.

[] Marginal CostSpin = $2.50/MW is not equal to RBPSpin.

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SIGNALS FROM RATIONAL BUYER

[]  Rational Buyer may send garbled price signals.

    - [FORMULA OMITTED] set by Rational Buyer may not be marginal cost of providing Ancillary Service j.

[]  Participants will respond to pricing signals.

    -  Could change prices in bids for different A/S.

    -  Could change quantities in bids for different A/S.

[]  How they respond may induce instability.

    -  RBPs may become unstable.

    -  Auction results may become unstable.


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
SIMULTANEOUS AUCTIONS APPROACH

[]  Possible to improve coordination in the optimization process.

[]  Minimize total cost of A/S (as measured by bids).

    -  Linear Programming problem.

    -  Not combinatorial.

[] ISO may buy "higher quality" Ancillary Services to substitute for lower quality Ancillary Services.

[] Market Clearing Price for Ancillary Service j ([FORMULA OMITTED]) set to marginal cost of meeting the requirement for Ancillary Service j.

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

SIMULTANEOUS AUCTIONS APPROACH

[]  Treat A/S from Reg Up through Replacement.

    [FORMULA OMITTED]


subject to

    [FORMULA OMITTED]


[] MCPj = d(Total Cost)/d(Requirement)j


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

EXAMPLE WITH 2 ANCILLARY SERVICES


             UNIT A      UNIT B       UNIT C        UNIT D        ISO      ISO
                                                                  BUY      REQ.
             -------     --------    --------       ------        ---     ------
SPINNING     70 MW       40 MW       NO OFFER       80 MW                 75 MW
RESERVE      @           @                          @
BIDS         $1.0/MW     $1.1/MW                    $90/MW

REPLACE      70 MW       NO OFFER    100 MW         80 MW                 125 MW
RESERVE      @                       @              @
BIDS         $1.0/MW                 $2.5/MW        $90/MW

TOTAL        70 MW       40 MW       100 MW         80 MW
CAPACITY

                                                                              38
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

EXAMPLE WITH 2 ANCILLARY SERVICES

[] Least cost procurement:


             UNIT A      UNIT B       UNIT C        UNIT D       ISO      ISO
                                                                 BUY      REQ.
             -------     --------    --------       ------     ------    ------
SPINNING     70 MW       40 MW       NO OFFER       0 MW       110 MW    75 MW
RESERVES     @           @                          @
SELECTED     $1.0/MW     $1.1/MW                    $90/MW

REPLACE      0 MW        NO OFFER    90 MW          0 MW       90 MW     125 MW
RESERVES     @                       @              @
SELECTED     $1.0/MW                 $2.5/MW        $90/MW



[] MCP(Spin) = $2.50/MW and MCP(Repl) = $2.50/MW

[] ISO pays a total of $500 for both A/S.

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
REVENUE NEUTRALITY

[] Payments to suppliers equal charges to demand.

   - In example:

     o ISO pays suppliers a total of $500 for both A/S:

     o ISO charges demands a total of $500 for both A/S:

         - $187.50 for 75 MW of Spin.

         - $312.50 for 125 MW of Replacement.

[] ISO does not need uplift of downlift.

   - Demand and supply see the same pricing signals.


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

SIGNALS FROM SIMULTANEOUS AUCTIONS

[]  Simultaneous Auctions send clear price signals.

    - MCPj for A/S j is the marginal cost (as measured by the bids) of meeting the requirement for A/S j.

[] Absent market power, a participant cannot unilaterally adjust its bids to increase its profit.

    - Suppose a participant bids its opportunity cost of providing A/S capacity.

    - At the MCPs, each participant's schedule maximizes its profits -- Participant's Schedule x (MCP - Opp. Cost).

[]  Stable results.


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

COORDINATION OF A/S AND TRANSMISSION

[] At present, A/S cannot compete with energy to schedule transmission.

   - CM process allocates transmission to energy only.

   - If a path is congested after CM, ISO breaks A/S market into regional markets.

[] Allowing A/S to compete with energy for transmission capacity would improve efficiency.

   - SCs must be able to bid for transmission capacity in ISO's congestion market for A/S.

   - SCs must be able to schedule A/S on their FTRs.


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

COMBINED EXAMPLE

                                    [GRAPH]

[] Minimize cost of energy and A/S simultaneously.

   - Keep transmission within limits.

   - Use bid costs in minimization.

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

COMBINED SOLUTION

                                [FORMULA CHART]

[] Set price for energy and A/S at each location at marginal cost.

[] Compatible with Simultaneous Auctions for Ancillary Services.

   -  Rational Buyer pricing problematical



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EXTENDING RATIONAL BUYER TO COMBINED A/S TRANSMISSION MARKET

[]  In single region:

    - Based on A/S bids, assume 10 possible RBPs per A/S.

    - 10(5) possible price combinations to evaluate.

      o Assume 10(-6) sec. to evaluation one combination.

      o Running Rational Buyer would take << 1 second.

[]  In two regions connected by a congested path:

    - Based on A/S bids, 10 possible RBPs per A/S per region.

    - Based on adj. bids, assume 10 possible usage charges.

    - 10(5) x 10(5) x 10 = 10(11) possible price combinations.

      o Running Rational Buyer would take > 1 day.

    - With three regions, evaluation time > 3,000 years.


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



CONCLUSION

[] ISO congestion management optimization process provides for coordination of separate energy markets with the transmission market.

[] A/S optimization process provides for imperfect coordination among the A/S markets.

[] Optimization processes could be modified to improve coordination of separate energy, A/S and transmission markets.

[] Optimization processes could be modified to improve inter-temporal coordination.


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